EXHIBIT 99.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER OF SUMMIT BANCSHARES, INC.

               Pursuant to Section 1350, Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I Bob G. Scott, the Executive Vice President and Chief Financial Officer of Summit Bancshares, Inc. (the “Corporation”) hereby certify that:

(iii)	the Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934; and

(iv)

the information contained in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Dated: May 1, 2004		/s/ Bob G. Scott

	Name:	Bob G. Scott
	Title:	Executive Vice President and Chief Operating Officer (Chief Financial Officer)

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